POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, DOLLAR STRATEGY GLOBAL TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is President, Treasurer and a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and JEFFREY PROVENCE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-146109 and 811-22122), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  19  day of December, 2007.

/s/ Michael McDonald

Michael McDonald

President, Treasurer and Trustee

STATE OF  California                         )

)

ss:

COUNTY OF Riverside

)

Before me, a Notary Public, in and for said county and state, personally appeared Michael McDonald, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this  19  day of December, 2007.

/s/ Gina M. Reyes

Notary Public

My commission expires: Nov. 21, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, DOLLAR STRATEGY GLOBAL, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL MCDONALD and JEFFREY PROVENCE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-146109 and 811-22122), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  14th  day of December, 2007.

/s/ Patrick Casey

Patrick Casey

Trustee

STATE OF California

)

)

ss:

COUNTY OF Riverside

)

Before me, a Notary Public, in and for said county and state, personally appeared Patrick Casey, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal this      14      day of December, 2007.

/s/ R. Valenzuela

Notary Public

My commission expires:    Sep. 21, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, DOLLAR STRATEGY GLOBAL TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL MCDONALD and JEFFREY PROVENCE as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-146109 and 811-22122), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this  13  day of December, 2007.

/s/ Bonnie Bull

Bonnie Bull

Trustee

STATE OF California

)

)

ss:

COUNTY OF San Luis Obispo

)

Before me, a Notary Public, in and for said county and state, personally appeared Bonnie Bull, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this  13 day of December, 2007.

/s/ Jennifer Roden

Notary Public

My commission expires: Feb. 25, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, DOLLAR STRATEGY GLOBAL TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL MCDONALD and JEFFREY PROVENCE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-146109 and 811-22122), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  14  day of December, 2007.

/s/ Jay Zimmerman

Jay Zimmerman

Trustee

STATE OF New Hampshire

)

)

ss:

COUNTY OF Hillsborough

)

Before me, a Notary Public, in and for said county and state, personally appeared Jay Zimmerman, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this  14    day of December, 2007.

/s/ Muriel Descoteaux

                                                                                    Notary Public

My commission expires: 12/10/07

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, DOLLAR STRATEGY GLOBAL TRUST, a statutory trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL MCDONALD, and JEFFREY PROVENCE, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-146109 and 811-22122), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this  19  day of December, 2007.

ATTEST:

DOLLAR STRATEGY GLOBAL TRUST

By: /s/ Mary McDonald

By: /s/ Michael McDonald

Mary McDonald, Secretary                                            Michael McDonald, President

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF Riverside

)

Before me, a Notary Public, in and for said county and state, personally appeared Michael McDonald, ~~President, and Mary McDonald, Secretary~~, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and ~~t~~he~~y~~ duly acknowledged to me that ~~t~~he~~y~~ executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this  19  day of December, 2007.

/s/ Gina M. Reyes

Notary Public

My commission expires: Nov. 21, 2011

CERTIFICATE

The undersigned, Secretary of DOLLAR STRATEGY GLOBAL TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held December 3, 2007, and is in full force and effect:

WHEREAS, DOLLAR STRATEGY GLOBAL TRUST, a statutory trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL MCDONALD, and JEFFREY PROVENCE, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-146109 and 811-22122), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated: December   19 , 2007

/s/ Mary McDonald

Mary McDonald, Secretary

Dollar Strategy Global Trust